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                                                                   EXHIBIT 24

                                POWER OF ATTORNEY

                                 PNC BANK CORP.
           ANNUAL REPORT ON FORM 10-K FOR YEAR ENDED DECEMBER 31, 1997

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned Directors and/or Officers of PNC Bank Corp. (the "Corporation"), a Pennsylvania corporation, hereby names, constitutes and appoints Walter E. Gregg, Jr., John F. Fulgoney and Melanie S. Cibik, or each of them, with full power of substitution, such person's true and lawful attorney-in-fact and agent to execute in such person's name, place and stead, in any and all capacities, the Corporation's Annual Report on Form 10-K for the year ended December 31, 1997.

And such persons hereby ratify and confirm all that any said attorney or attorney-in-fact, or any substitute, shall lawfully do or cause to be done by virtue hereof.

Witness the due execution hereof by the following persons in the capacities indicated as of this February 19, 1998.

      Name/Signature                                          Capacity
      -------------------------------------                   -------------------------------------------

                                                              Chairman, Chief Executive Officer
      /s/ THOMAS H. O'BRIEN                                      and Director
      -------------------------------------
      Thomas H. O'Brien

      /s/ PAUL W. CHELLGREN                                   Director
      -------------------------------------
      Paul W. Chellgren

      /s/ ROBERT N. CLAY                                      Director
      -------------------------------------
      Robert N. Clay

      /s/ GEORGE A. DAVIDSON, JR.                             Director
      -------------------------------------
      George A. Davidson, Jr.

      /s/ DAVID F. GIRARD-DICARLO                             Director
      -------------------------------------
      David F. Girard-diCarlo

      /s/ C. G. GREFENSTETTE                                  Director
      -------------------------------------
      C. G. Grefenstette

      /s/ WILLIAM R. JOHNSON                                  Director
      -------------------------------------
      William R. Johnson

      /s/ BRUCE LINDSAY                                       Director
      -------------------------------------
      Bruce Lindsay

      /s/ THOMAS MARSHALL                                     Director
      -------------------------------------
      Thomas Marshall

      /s/ CRAIG MCCLELLAND                                    Director
      -------------------------------------
      W. Craig McClelland

      /s/ JANE G. PEPPER                                      Director
      -------------------------------------
      Jane G. Pepper

      /s/ JACKSON H. RANDOLPH                                 Director
      -------------------------------------
      Jackson H. Randolph



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
      /s/ JAMES E. ROHR                                       President and Director
      -------------------------------------
      James E. Rohr

      /s/ RODERIC H. ROSS                                     Director
      -------------------------------------
      Roderic H. Ross

      /s/ VINCENT A. SARNI                                    Director
      -------------------------------------
      Vincent A. Sarni

      /s/ GARRY J. SCHEURING                                  Director
      -------------------------------------
      Garry J. Scheuring

      /s/ RICHARD P. SIMMONS                                  Director
      -------------------------------------
      Richard P. Simmons

      /s/ THOMAS J. USHER                                     Director
      -------------------------------------
      Thomas J. Usher

      /s/ MILTON A. WASHINGTON                                Director
      -------------------------------------
      Milton A. Washington

      /s/ HELGE H. WEHMEIER                                   Director
      -------------------------------------
      Helge H. Wehmeier